209

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT ("Registration Rights Agreement"), entered into as of March 10, 1997, between ___________________ with offices at ________________ (the "Purchaser"), and Palomar Medical Technologies, Inc., a Delaware corporation, with offices at 66 Cherry Hill Drive, Beverly, Massachusetts 01915 (the "Company").

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Subscription Agreement, dated as of March 10, 1997 (the "Agreement"), by and between the Company and the Purchaser, the Company has agreed to sell and the Purchaser has agreed to purchase up to ___________ Dollars (U.S.$_______) of the Company's 5% Convertible Debentures due March 10, 2002 (the "Debentures") convertible into shares of the Company's Common Stock, $.01 par value. The shares of Common Stock issuable upon conversion of the Debentures are referred to herein as the "Shares".

     WHEREAS, pursuant to the terms of, and in partial consideration for, the Purchaser's agreement to enter into the Agreement, the Company has agreed to provide the Purchaser with certain registration rights with respect to the Shares;

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein, the Company and the Purchaser agree as follows:

     1. Certain Definitions. As used in this Registration Rights Agreement, the following terms shall have the following respective meanings. Other terms used herein which are defined in the Agreement shall have the same meanings herein as are set forth for such terms in the Agreement or, if not defined therein, in the Debentures.

     "Commission" or "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Minimum Number of Shares" shall mean, at any time, the sum of (i) the number of shares of Common Stock issued prior to such time upon conversion of all or any part of the Debentures, plus (ii) the number of shares (as may be adjusted in accordance with the terms of the


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     Debenture)  of Common Stock  issuable at such time upon  conversion  of the
     Debentures   (without   giving   effect   to  any   applicable   conversion
     restrictions), minus (iii) the number of shares of Common Stock described in clause (i) above that have been sold prior to such time by the Holders pursuant to a registration statement or Rule 144.

     "Registrable Securities" shall mean: (i) Shares issued to the Purchaser or its designee upon conversion of the Debentures; (ii) any securities into which or for which any such Shares shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger; and (iii) any securities issued with respect to the foregoing pursuant to a stock split or stock dividend.

     The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with the Purchaser's exercise of its registration rights under this Registration Rights Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     "Selling Expenses" shall mean all underwriting discounts and selling commissions, if any, applicable to the sale of such Holder's Registrable Securities and all fees and disbursements of counsel for such Holder.

     "Holder" shall include the Purchaser and any transferee of Debentures, Shares or Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Registration Rights Agreement have been transferred in compliance with Section 10 of this Registration Rights Agreement.

     "Registration Statement" shall have the meaning set forth in Section 2(a) herein.


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                                      211


     "Regulation D" shall mean Regulation D promulgated under the Securities Act, as amended from time to time.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     2. Registration Requirements. The Company shall file by the sixtieth (60th) calendar day after the Closing Date, and use its best efforts to cause to become effective, as promptly as possible and in any event by the one hundred twentieth (120th) calendar day after the Closing Date, a registration statement on Form S-3 under the Securities Act or, if Form S-3 is not then available, on another appropriate form covering the resale of the Registrable Securities, covering 1,100,000 shares and shall take all action necessary to qualify the Registrable Securities under state "blue sky" laws as hereinafter provided. The Company shall use its diligent best efforts to effect the registrations contemplated by the foregoing (including, without limitation, the execution of an undertaking to file amendments and post-effective amendments, appropriate qualification under and compliance with applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act) and as would permit or facilitate the sale and distribution of all the Registrable Securities in all states reasonably requested by the Holder for purposes of maximizing the proceeds realizable by the Holder, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation in any jurisdiction in which it is not otherwise required to be so qualified, except the State of New York (if required in order to satisfy New York blue sky laws), from such sale and distribution. Such best efforts by the Company shall include, without limitation, the following:

          (a) The Company shall file (i) registration statement(s) with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act and the Company shall use its best efforts to qualify for the use of such Form (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act) covering all of the Registrable Securities so to be registered (each, a "Registration Statement"); (ii) within fifteen business days after the Company receives notice from any Holder that the number of Registrable Securities covered by the Registration Statement is at any time less than one hundred ten percent (110%) of the Minimum Number of Shares, an amendment to the Registration Statement to increase by twenty percent (20%) the number of Registrable Securities originally covered by the Registration Statement; (iii) thereafter, as promptly as possible, and in any event within thirty


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     calendar  days after the Company  receives  notice from any Holder that the number of Registrable Securities covered by the Registration Statement shall at any time be insufficient to cover one hundred ten percent (110%) of the Minimum Number of Shares, one or more additional registration statements covering two hundred percent (200%) of the Minimum Number of Shares; (iv) such blue sky filings as shall be reasonably requested to permit such sales, provided, however, that the Company shall not be required to register the Registrable Securities in any jurisdiction that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or require the Company to qualify to do business in any jurisdiction where it is not then so qualified; and (v) required filings with the National Association of Securities Dealers, Inc. ("NASD") or exchange where the Shares are traded; all as soon as practicable after the date hereof. The Company shall use its best efforts to have the Registration Statement, or such amendments and any
     such  additional   registration   statements  and  other  filings  declared
     effective as soon as may be practicable after filing in accordance with this paragraph.

          (b) The Company shall enter into such customary agreements (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, the Company shall:

               (i) make such representations and warranties to the underwriter or underwriters, if any, in form and substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings;

               (ii) in the case of an underwritten offering, cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters, if any, opinions of counsel to the Company, dated the effective date (or in the case of an underwritten offering, dated the date of delivery of any Registrable Securities sold pursuant thereto) of the applicable registration statement (which counsel, and opinions (in form, scope and substance), shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and the appointed representative or counsel of the Holder), addressed to the Holder and each underwriter, if any, covering the matters customarily covered in opinions requested in underwritten secondary offerings and, in the case of any


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          underwritten  offering,  such  other  matters  as  may  be  reasonably requested by the Holder;

               (iii) in the case of an underwritten offering, cause to be delivered, immediately prior to the effectiveness of the applicable Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), letters from the Company's independent certified public accountants addressed to the Holder and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with underwritten secondary public offerings;

               (iv) if an underwriting agreement is entered into, cause the same to set forth indemnification and contribution provisions and procedures which are no less favorable to the Holder and the Company than those contemplated by sections 9 and 10 with respect to all parties to be indemnified pursuant to such sections;

               (v) deliver such documents and  certificates as may be reasonably requested by the Holder of the Registrable Securities being sold or the managing underwriter or underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any, or other agreement entered into by the Company;

the foregoing in this paragraph 2(b) shall be done at each closing under any such underwriting or similar agreement or as and to the extent required thereunder; provided, however, that the Company shall not be required to effect an underwritten offering of the Registrable Securities on more than one (1) occasion.

          (c) At least ten (10) business days prior to the anticipated filing thereof with the SEC, the Company shall make available for inspection and review by the Holder, a representative or representatives of the Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Holder or underwriter, any such registration statement or amendment or supplement or any blue sky, NASD or other filing, all


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     financial and other records,  pertinent  corporate documents and properties of the Company as they may reasonably request for the purpose, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that the Holder and its representatives, if any, shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by the Holder
     and  its   representatives,   if  any,   and  that  the   Holder   and  its
     representatives,   if  any,  will  use  reasonable  efforts  to  cause  its
     representatives and such other persons so to keep such information confidential, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a
     disclosure  or  failure  to  safeguard  by  any  such  person,   (iv)  such
     information becomes available to any such person from a source other than the Company and such source, to the knowledge of such persons, is not bound by a confidentiality agreement with the Company, or (v) such information was known to or is developed by such persons without reference to such confidential information of the Company. In the case of any disclosure in clauses (i) and (ii) above, the Holder will use reasonable efforts to give to the Company as much notice as possible prior to such disclosure.

     In connection with any registration of securities of the Holder hereunder, the Holder shall promptly complete and return to the Company all selling stockholder questionnaires, and otherwise furnish to the Company all information regarding the Holder, reasonably requested by the Company to assist the Company in preparing any Registration Statement, any amendment or supplement thereto, or any blue sky, NASD or other filing to be made in connection therewith.

          (d) The Company will keep, to the maximum extent permitted by applicable law, the economic terms of the Debentures and the offering related thereto confidential. If the Company is required by applicable law to file the form of Debenture, any written summary of the material economic terms of the Debentures or any other documents related to the transactions contemplated hereby with the Commission or any other governmental authority, the Company shall, prior to any such


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     filing,  (i) notify the Holders,  (ii) seek to have the  Commission  afford confidential treatment to the filing, (iii) permit the Holders the opportunity to review the proposed filing and any requests for confidential treatment, and (iv) accommodate all reasonable comments and requests for changes made by the Holders or their counsel.

     Notwithstanding the foregoing, the Holder hereby consents to the filing by the Company of the form of Debenture, the Agreement and this Registration Rights Agreement as exhibits to any registration statements filed under the Securities Act and any Exchange Act Reports (as defined in the Agreement) filed after the date of this Registration Rights Agreement.

     3. Underwritten Distribution. If the Holder intends to distribute the Registrable Securities covered by a Registration Statement by means of an underwriting, the Holder shall so advise the Company and, within 30 days of the date thereof and without limiting the generality of other provisions hereof, the Company will prepare and file such amendment or amendments to the Registration Statement and make such other filings as may be necessary or appropriate to effect any such underwritten distribution.

     4. Multiple Holders. If there is more than one Holder, such Holders shall act with respect to their rights under this Registration Rights Agreement according to the vote of two-thirds-in-interest.

     5. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Registration Rights Agreement shall be borne by the Company, and all Selling Expenses shall be borne by each Holder.

     6. Registration Delay or Failure. The Company acknowledges that its failure to register the Registrable Securities in accordance with the Agreement and this Registration Rights Agreement will cause the Holder to suffer damages and undertake risks in amounts that will be difficult to ascertain and were not anticipated in negotiating the terms hereof or of the Agreement or the Debentures. Accordingly, the parties agree that it is appropriate to include herein a provision for liquidated damages and to compensate the Holder fairly for the additional risk undertaken by the Holder resulting from the Company's delay or failure to effect such registrations. The parties acknowledge and agree that the provisions hereinafter set forth in this Paragraph 6 represent the parties' good faith effort to quantify such damages and to compensate for such

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                                      216


additional risk and, as such, agree that the form and amount of damages and risk compensation are reasonable and will not constitute a penalty.

          (a) If the Registration Statement covering the resale of the Shares is not declared effective by the one hundred twentieth (120th) calendar day after the Closing Date, then the Company shall pay, in cash, to the Holder on such 120th day and on each succeeding 30th day thereafter (or earlier date when the Registration Statement becomes effective) upon which such Registration Statement still has not become effective, an amount equal to two percent (2%) of the original principal amount of the Debentures of the Holder on the payment date (or the date upon which the Registration Statement becomes effective) until the earlier of (i) the Registration Statement being declared effective or (ii) the two hundred seventieth (270th) day after the Closing Date. The amounts payable pursuant to the foregoing sentence shall not exceed ten percent (10%) of the Outstanding Amount of the Debentures if, on or prior to the payment date for any 30-day period that would require payments in excess of such amounts, the Company has established to the reasonable satisfaction of the Holder that the Company has adequate liquidity to redeem the Debentures pursuant to Section 6 thereof. In addition, in the event that any principal of the Debentures is converted prior to the 120th day, the Company will pay, in cash, to the Holder, in addition to the Shares issued upon conversion, two (2) percent of the original principal amount of the Debenture on the applicable Holder Conversion Date.

          (b) If such Registration Statement still has not become effective by the 270th calendar day after the Closing Date, then, at the Holder's option exercised at any time thereafter until the effectiveness of the Registration Statement (which shall not be subject to any stop orders or other prohibitions on sale of shares thereunder), the Company shall redeem the Holder's Debentures, at a price equal to one hundred twenty percent (120%) of the original principal amount of the Holder's Debentures in accordance with the procedures set forth in Section 6 (without regard to Sections 6(d) or 6(e)) of the Debentures.

          (c) If such Registration Statement is insufficient to cover the number of Shares issuable upon conversion of the Debentures by any Holder, then, at the Holder's option exercised at any time during which such Registration Statement is insufficient to cover the number of Shares issuable upon conversion of such Holder's Debentures, the Company shall redeem the number of Shares not covered by the Registration Statement pursuant to Section 6 (without regard to Sections 6(d) or 6(e)) of the Debentures.


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          (d)  Notwithstanding  any of  the  foregoing,  failure  to  cause  the
     Registration Statement to become effective shall not constitute an Event of Default under Section 17 of the Debenture as long as (i) the Company continues to use its best efforts to cause the Registration Statement to become effective as required by Section 6(a) hereof, (ii) the Company makes timely payments of the amounts required by Section 6(a) hereof, (iii) on or prior to the 270th calendar day after the Closing Date and at all times thereafter until the effectiveness of the Registration Statement or the redemption of all the Debentures, the Company shall have established to the reasonable satisfaction of the Holder that the Company has adequate liquidity to redeem the Debentures pursuant to Section 6 thereof, and (iv) the Registration Statement shall have been filed by the 60th day after the Closing Date.

     7. Registration Procedures. In the case of each registration effected by the Company pursuant to this Registration Rights Agreement, the Company will keep the Holder advised in writing as to initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

          (a) Keep such registration effective for the period ending (i) 180 days after the Maturity Date of the Debentures, (ii) when the Holder has completed the distribution of the Registrable Securities described in the registration statement relating thereto, or (iii) the date on which the Registrable Securities are saleable pursuant to Rule 144(k) promulgated under the Securities Act, whichever first occurs.

          (b) Furnish such number of prospectuses and other documents incident thereto as the Holder from time to time may reasonably request.

     8. Indemnification.

          (a) Company Indemnity. The Company will indemnify the Holder, each of its officers, directors and partners, and each person controlling the Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any registration effected


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     pursuant to this Registration  Rights  Agreement,  or based on any omission
     (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse the Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) based upon written information furnished to the Company by the Holder and stated to be specifically for use therein. The indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

          (b) Holder Indemnity. The Holder will, if Registrable Securities held by it are included in a registration statement effected pursuant to this Registration Rights Agreement, indemnify the Company, each of its directors, officers, partners, each person who controls the Company within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any registration of Registrable Securities pursuant to this Registration Rights Agreement, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such other Holders and their directors, officers and partners or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity


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     with written information  furnished to the Company by the Holder and stated
     to be specifically for use therein; provided, however, that the obligations of the Holder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld). Notwithstanding anything to the contrary in this Section 8, the Holder's liability under this paragraph 8(b) with respect to any particular registration shall be limited to an amount equal to the proceeds received by the Holder from the Registrable Securities sold by the Holder in such registration.

          (c)  Procedure.  Each party  entitled  to  indemnification  under this
     Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Parties (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is actually prejudiced by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Parties, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to all Indemnified Parties of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as any Indemnifying Party may reasonably request in writing.

     9. Contribution. If the indemnification provided for in Section 8 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying the Indemnified Parties, shall contribute to the amount paid or payable by such Indemnified Parties as a result of such losses, claims, damages or liabilities (i) as between the Company on the one hand and the Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Indemnified Parties on the other hand from the registration of the Registrable Securities, or (ii) if such


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allocation  is not  permitted  by  applicable  law,  in  such  proportion  as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Indemnified Parties, on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Indemnified Parties, on the other hand shall be deemed to be in the same proportion as the proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the initial sale of the Debentures by the Company pursuant to the Agreement bear to the gain realized by the Holder in connection with the sale of Registrable Securities by the Holder pursuant to the registration. The relative fault of the Company on the one hand and of the Holder, on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company by the Holder.

     In no event shall the obligation of any Indemnifying Party to contribute under this Section 9 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 8(a) or 8(b) hereof had been available under the circumstances.

     The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Indemnified Parties were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     10. Survival. The indemnity and contribution agreements contained in Sections 8 and 9 shall remain operative and in full force and effect regardless of (i) any termination of the Agreement, (ii) any


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investigation  made by or on behalf of any Indemnified Party or by or on behalf-
of the Company or (iii) the consummation of the sale or successive resales of the Registrable Securities.

     11. Information By Holder and Any Underwriters. The Holder shall furnish to the Company, within 20 business days of the Company's request therefor, such information regarding the Holder or underwriters, as the case may be, and the distribution proposed by such Holder or underwriters as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Registration Rights Agreement.

     Each Holder whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement and each such Holder shall use its reasonable best efforts to comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     Each Holder agrees to use its reasonable best efforts to notify the Company promptly after the date on which all Registrable Securities owned by such Holder have been sold by such Holder, if such date is prior to the Maturity Date, so that the Company may comply with its obligation to terminate the Registration Statement in accordance with Item 512 of Regulation SK or Regulation SB, as the case may be.

     12. Transfer of Assignment of Registration Rights. The rights granted to the Holder by the Company under this Registration Rights Agreement, to cause the Company to register Registrable Securities, may be transferred or assigned to a transferee or assignee of any of not less than $100,000 in principal amount of Debentures, provided that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided, further, that the transferee or assignee of such rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company and provided, further, that the transferee or assignee of such rights agrees to be bound by this Registration Rights Agreement.


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                                      222


     13. Miscellaneous.

          (a) Entire Agreement; Counterparts. This Registration Rights Agreement, the Subscription Agreement (including the Schedules and Exhibits thereto), the Debentures and the other Related Agreements contain the entire understanding and agreement of the parties with respect to the subject matter hereof. This Registration Rights Agreement may not be modified or terminated except by a written agreement signed by both parties. This Registration Rights Agreement may be executed in any number of counterparts.

          (b) Notices. Any notice or other communication given or permitted under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid with a copy in each case sent on the same day to the party by facsimile, Federal Express or other such expedited means, (a) if to Purchaser, at its address hereinabove set forth (if Angelo, Gordon & Co., L.P., or an affiliated entity, then a copy to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York - 10022, Attention: Stephen M. Vine, Esq., Telecopy No.: (212) 872-1002, Telephone No.: (212) 872-1000), (b) if to the Company, at its address hereinabove set forth, (c) if, to a Holder other than the Purchaser, at the address thereof furnished by like notice to the Company, or (d) to any such addressee at such other address or addresses as shall be so furnished to the other parties hereto by like notice. Communications shall be deemed to have been received when personally delivered or, if sent by mail or facsimile, when actually received by the party to whom it is addressed. Copies of all notices to the Company shall be sent to Paul S. Weiner, Director of Finance of the Company, and to the attention of the General counsel of the Company. Copies of all notices to the Holder shall be sent to its designee or representative.

          (c) Gender of Terms. All terms used herein shall be deemed to include the feminine and the neuter, and the singular and the plural, as the context requires.

          (d) Governing Law; Consent of Jurisdiction. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the principles of conflicts of laws thereof. Each of the Company and the Purchaser (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or proceeding arising out of
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                                      223


     or relating to this Registration Rights Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Registration Rights Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

          (e) Title. The titles used in this Registration Rights Agreement are used for convenience only and are not to be considered in construing or interpreting this Registration Rights Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                     INVESTOR:

                                     By its:


                                     By:
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                                     Name:
                                        ----------------------------------------
                                     Title:
                                        ----------------------------------------

                                     PALOMAR MEDICAL TECHNOLOGIES, INC.


                                     By:
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                                     Name:
                                        ----------------------------------------
                                     Title:
                                        ----------------------------------------